EXHIBIT 99.1

                         [letterhead of John R. Haddock]

August 24, 2005

Mr. D. Otto The Otto Law Group, PLLC 601 Union Street, Suite 4500 Seattle, WA 98101

Dear David,

                             RESIGNATION OF DIRECTOR
                                       OF
                                   DTOMI, INC.

      I, John R. Haddock, hereby resign as a director of Dtomi, Inc., a Nevada corporation, effective August 25, 2005.

DATED: August 24, 2005

/s/ John R. Haddock
----------------------
John R. Haddock